CONSULTING GROUP CAPITAL MARKETS FUNDS (“TRUST”)

SUPPLEMENT DATED NOVEMBER 6, 2012

TO THE PROSPECTUS DATED JANUARY 1, 2012

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

EMERGING MARKETS EQUITY INVESTMENTS

Effective October 12, 2012, David Lee and Maria Eugenia Tinedo are no longer Portfolio Managers of the Fund. As such, all references to David Lee and Maria Eugenia Tinedo are deleted.

INTERNATIONAL FIXED INCOME INVESTMENTS

Effective October 22, 2012, Kumaran K. Damodaran is no longer a Portfolio Manager of the Fund. As such, all references to Kumaran K. Damodaran are deleted. Also effective October 22, 2012, Michael A. Gomez, Managing Director, Portfolio Manager, Pacific Investment Management Company LLC (“PIMCO”), has joined the portfolio management team.

Effective October 22, 2012, the following is added to the disclosure for PIMCO, in the section of the Prospectus entitled “Fund Management,” under the heading “The Sub-Advisers” on page 61:

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
International Fixed Income Investments	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660	10%	Michael A. Gomez Managing Director, Portfolio Manager (2003-present) Mr. Gomez is a global portfolio manager and co-head of the emerging markets portfolio management team. Prior to joining PIMCO, he was responsible for market making and proprietary trading of emerging markets bonds for Goldman Sachs.	2012

MONEY MARKET INVESTMENTS

Effective November 1, 2012, the following replaces the disclosure for the Dreyfus Corporation, in the section of the Prospectus entitled “Fund Management,” under the heading “The Sub-Advisers” on page 62:

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Money Market Investments	The Dreyfus Corporation (“Dreyfus”) 200 Park Avenue, 8th Floor New York, NY 10166	100%	Patricia A. Larkin Chief Investment Officer, Money Market Fund Strategies (1982-present) Ms. Larkin is a senior portfolio manager and oversees Dreyfus’s Taxable and Tax-Exempt Money Market Portfolio Management and Trading Group.	2012

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			Bernard W. Kiernan, Jr. Senior Vice President and Senior Portfolio Manager of Money Market Fund Strategies (1981-present) Mr. Kiernan has held his current position since 1996.	2012

			James G. O’Connor Senior Portfolio Manager of Dreyfus Taxable Fixed Income Group (2001-present) He has served as a member of the Dreyfus Capital Commitments and Risk Management Committees.	2012

			Thomas Riordan Senior Vice President and Senior Portfolio Manager of Money Market Fund Strategies (1998-present)	2012

			William Doyle Vice President and Portfolio Manager of Money Market Fund Strategies (1983-present) Mr. Doyle is co-head of the short-term taxable fixed-income desk. He has been with Money Market Fund Strategies since 1987.	2012

			Edward J. Von Sauers Executive Vice President and portfolio manager (2008-present) Mr. Von Sauers joined Dreyfus as a Managing Credit Strategist for Short Duration Portfolios. Prior to assuming his current responsibilities, he served as Chief Strategist for CIS. He has held several positions within BNY’s Asset Management Division, serving as CIO of Institutional Asset Management with overall responsibility for Fixed Income and Index Management (1988-2007).	2012

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